SUBSCRIPTION PROCEDURES

All investors must complete, execute and acknowledge the Subscription Agreement and Investor Questionnaire. Completed subscription documents including the Subscription Agreement and Investor Questionnaire must be returned to:

Venture Beverage Company
450 East Las Olas Boulevard, Suite 830
Fort Lauderdale, Florida 33301
Attention: Ted Farnsworth
Telephone: 954-240-4658

By executing the Subscription Agreement, each party will represent, among other things, that (a) he, she or it is acquiring the shares being acquired by him for his own account, for investment purposes and not with a view towards resale or distribution; and (b) immediately prior to his purchase, such party satisfies the eligibility requirements set forth in the Subscription Agreement. Notwithstanding the foregoing representations, Venture Beverage Company (the "Company") has the right to revoke the offer made herein and to refuse to issue shares to a particular subscriber for any reason.

Subscriptions are not binding on the Company until accepted by the Company. The Company will refuse any subscription by giving written notice to the subscriber by personal delivery or first-class mail. In its sole discretion, the Company may establish a limit on the purchase of shares by a particular party. The Company reserves the right to increase the amount of the offering or to undertake subsequent offerings on the same or alternative terms.

In addition, since each party will be subject to certain restrictions on the sale, transfer or disposition of his or her shares and underlying securities as contained in the Subscription Agreement, a party must be prepared to bear the economic risk of an investment in such securities for an indefinite period of time. An investor in such securities, pursuant to the Subscription Agreement and applicable law, will not be permitted to transfer or dispose of such securities, unless they are registered or unless such transaction is exempt from registration under the Securities Act of 1933 and other applicable securities laws, and in the case of a purportedly exempt sale, such investor provides (at his own expense) an opinion of counsel satisfactory to the Company that such exemption is, in fact, available. Certificates representing shares of common stock will bear a legend relating to such restrictions on transfer.

SUBSCRIPTION AGREEMENT

Venture Beverage Company
830 East Las Olas Boulevard, Suite 830
Fort Lauderdale, Florida 33301

Gentlemen:

The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the “Offer”) for ____________ shares (the “Shares”) of common stock in Venture Beverage Company (the “Company”) in exchange for services to be provided to the Company.

1. Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to subscribe for the ____________ Shares in exchange for services to be provided to the Company. Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

2. Conditions to Offer.

The offering is made subject to the following conditions: (i) that the Company has the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

3. Common Stock.

(A) Upon the execution of this Agreement, the Company shall issue to the undersigned ____________ Shares of the Company’s restricted common stock subject to a substantial risk of forfeiture in the event that this Agreement is terminated by the Company for “Cause.” The risk of forfeiture shall terminate on an annual basis, ratably, on each of the first and second anniversaries hereof.

“Cause” is defined as (a) an intentional act that materially injures the Company; (b) an intentional refusal or failure to follow lawful and reasonable directions of the board of directors or an individual to whom the undersigned reports; (c) a willful or habitual neglect of duties hereunder; or (d) the conviction of, or the entering of a guilty plea or plea of no contest by the undersigned with respect to, a felony involving an act of moral turpitude.

(B) The following legend shall be contained on the undersigned’s certificate representing the ____________ Shares:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.”

4. Sale Restriction.

(A) The undersigned acknowledges that the Company has contemplated the possibilities that it, or a corporate successor, may obtain, in one transaction or in a series of transactions, a material amount of third-party financing (the “Financings”), and that it, or a corporate successor, may become a “publicly traded” entity (a “Transaction”; with the Financings, the “Events”) and that, in connection with one or more of the Events, certain restrictions on the disposition of the Shares by the undersigned, and others similarly situated (collectively, the “Subscribers”), will be imposed. In connection with the Financings and a Transaction, certain parties holding an interest in such Events shall be deemed to be third-party beneficiaries thereof (the “Third-Party Beneficiaries”). The undersigned acknowledges that this Section 4 is specifically for the benefit of the Third-Party Beneficiaries, who shall have the power to enforce this Section 4 and any and all other provisions of this Agreement related hereto.

In preparation for the possibility of one or more Financings, Transactions, or Events, and as a material term of this Agreement, the undersigned covenants with the Company, its corporate successors, if any, and for the benefit of any Third-Party Beneficiaries, that, upon notification by the Company to the undersigned in connection with such a potential Financing, Transaction, or Event, the undersigned shall abide by the terms and conditions set forth in this Section 4.

(B) The period of time during which the Shares shall be subject to the restrictions that may be imposed by potential Third-Party Beneficiaries shall commence on the date on which the substantial risk of forfeiture has expired as to any Shares and shall terminate two years thereafter (the “Restriction Period”).

(C) In anticipation of any potential Event, the following legend shall be contained on the undersigned’s certificate representing the ____________ Shares:

“THE SHARES OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SUBSTANTIAL RISK OF FORFEITURE PURSUANT TO A SUBSCRIPTION AGREEMENT THAT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY OR MAY BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE STOCKHOLDER.”

(D) Upon the occurrence of an Event in which Third-Party Beneficiaries require the provisions of this Section 4 to be in effect, the undersigned hereby agrees that during the Restriction Period and without the prior written consent of the Company, which may be withheld, delayed, or denied for any reason or for no reason, the undersigned will not sell, transfer or otherwise dispose of any shares of common stock or any options, warrants or other rights to purchase shares of common stock or any other security of the Company that the undersigned owns or has a right to acquire as of the date hereof or during the Restriction Period, other than in connection with an offer made to all stockholders of the Company in connection with merger, consolidation or similar transaction involving the Company. The undersigned further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of shares of common stock or other securities of the Company held by the undersigned in violation of this Agreement. In connection with the agreement of the undersigned, the Company hereby agrees, that upon the occurrence of an Event in which Third-Party Beneficiaries require the provisions of this Section 4 to be in effect, to use commercially reasonable efforts not to allow any transaction inconsistent with this Section 4; provided, however, that upon the prior written consent of the Company, which may be withheld, delayed, or denied for any reason or for no reason, during each calendar month of the last year of the Restriction Period, the undersigned may sell, pledge, hypothecate, or otherwise derive economic value from an amount of Shares equivalent to not more than five percent of the number of Shares subject to the restrictions set forth in this Section 4 (which number may increase pro rata based upon the expiration of the substantial risk of forfeiture). In the event the undersigned does not sell five percent of the Shares in any of such months (assuming permission has been so granted), such unsold Shares may be sold in any future month without reducing such future month’s five percent allowance (assuming permission has been so granted). Upon the expiration of the Restriction Period, the undersigned will no longer be subject to any potential contractual restrictions in favor of the Third-Party Beneficiaries on the disposition of any of the Shares.

(E) The undersigned and the Company agree that, upon the occurrence of an Event in which Third-Party Beneficiaries require the provisions of this Section 4 to be in effect, any subsequent issuance to and/or acquisition by the undersigned of common stock of the Company, or its corporate successor (the “Convertible Securities”) during the Restriction Period will be subject to the provisions of this Section 4.

(F) Notwithstanding the foregoing potential restrictions set forth in this Section 4, the undersigned may, at any time and from time to time during the Restriction Period, transfer all or a portion of the shares of common stock or Convertible Securities (i) as bona fide gifts or transfers by will or intestacy and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided, however, that any such transfer shall not involve a disposition for value; provided, further, that, in the case of any gift or transfer described in clauses (i) and (ii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.

5. Representations and Warranties.

The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

(A) The undersigned has sufficient liquid assets to sustain any loss of value of the Shares.

(B) The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice except as contained herein.

(C) The undersigned has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Company.

(D) The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

(E) The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; acknowledges that the Company is a start-up company and has not undertaken active operations; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

(F) The undersigned acknowledges that the Shares have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering and further understands that the undersigned is acquiring the Shares without being furnished any prospectus setting forth all of the information that may be required to be furnished under the Act.

(G) The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

(H) The Shares being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution. By such representation, the undersigned means that no other person has a beneficial interest in the shares subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any shares except in compliance with the provisions of the Act and applicable state securities laws and understands that the Shares are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

(I) The undersigned represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the Shares except pursuant to this Agreement, the applicable rules and regulations under the Act, or the applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (I) inclusive of this Section 5 are true as of the date hereof and shall survive such date.

6. Indemnification.

The undersigned understands that the shares acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Shares and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned’s subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on the undersigned’s part.

7. Specific State Legends.

FOR FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT IN RELIANCE UPON EXEMPTIVE PROVISIONS CONTAINED THEREIN. SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE “FLORIDA ACT”) PROVIDES WHEN SALES ARE MADE TO FIVE OR MORE PURCHASERS IN THIS STATE THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SECTION 517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE DAYS AFTER THE LATER OF (i) THE DATE HE TENDERS CONSIDERATION FOR SUCH SECURITIES AND (ii) THE DATE THIS STATUTORY RIGHT OF RESCISSION IS COMMUNICATED TO HIM. ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT BY TELEPHONE, TELEGRAM OR LETTER NOTICE TO THE COMPANY. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

FOR RESIDENTS OF ALL STATES: IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

8. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

9. Revocation.

The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 6 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

10. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

11. Miscellaneous.

(A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company at 450 East Las Olas Boulevard, Suite 830, Fort Lauderdale, Florida 33301.

(B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C) The provisions of this Subscription Agreement shall survive the execution thereof.

(D) At any time, and from time to time, after the signing of this Agreement, the undersigned shall execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

(E) This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

(F) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

12. Certification.

The undersigned certifies that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

[Signatures continued on following page.]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

The Shares are to be issued in
(check one box):	Print Name of Investor

____ individual name
Print Name of Joint Investor (if applicable)
____ joint tenants with rights of survivorship

____ tenants in entirety	Signature of Investor

____ corporation (an officer must sign)
Signature of Joint Investor
____ partnership (all general partners must sign)

Print Name of Corporation, Partnership or
other Institutional Investor

By:
Title:

Accepted as of this 10th day of May, 2007

VENTURE BEVERAGE COMPANY

By:
Theodore Farnsworth, President

PURCHASER QUESTIONNAIRE

Gentlemen:

The information contained herein is being furnished to the Company in order that it may determine whether offers of subscriptions for the Shares may be made to me. I understand that the information is needed for you to determine whether you have reasonable grounds to believe that I am an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act. I understand that (a) you will rely on the information contained herein for purposes of such determination, (b) the Shares will not be registered under the Act in reliance upon the exemptions from registration afforded under the Act, (c) the Shares will not be registered under the securities laws of any state in reliance upon similar exemptions, and (d) this questionnaire is not an offer to purchase the Shares in any case where such offer would not be legally permitted.

Information contained in this questionnaire will be kept confidential by the Company and its agents, employees or representatives. I understand, however, that the Company may have the need to present it to such parties as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

Please answer all questions. If the answer is "none" or "not applicable," please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1.	Name: ____________________________________________________ Age: __________________

Social Security Number: ______________________________ No. of Dependents: _______________

Marital Status: ______________ Citizenship: __________________________________

2.	Residence Address and Telephone Number: ___________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

3.	State in which you:

Are licensed to drive? _______________________________________________________________________

Are registered to vote? _______________________________________________________________________

File income tax returns? ________________________________________________________________________

4.	Employer and Position: ________________________________________________________________________
_____________________________________________________________________________

5.	Business Address and Telephone Number: _______________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

6.	Business or professional education and the degrees received are as follows:

School	Degree	Year Received

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

7.	(a)	Individual income during 2005:	_____ $ 50,000 - $100,000
		(exclusive of spouse's income)	_____ $100,000 - $200,000
_____ over $200,000

	(b)	Individual income during 2006:	_____ $ 50,000 - $100,000
		(exclusive of spouse's income)	_____ $100,000 - $200,000
_____ over $200,000

	(c)	Estimated income during 2007:	_____ $ 50,000 - $100,000
		(exclusive of spouse's income)	_____ $100,000 - $200,000
_____ over $200,000

	(d)	Joint income during 2005:	_____ $100,000 - $300,000
		(with spouse)	_____ over $300,000

	(e)	Joint income during 2006:	_____ $100,000 - $300,000
		(with spouse)	_____ over $300,000

	(f) Estimated joint income 2007:	_____ $100,000 - $300,000
	(with spouse)	_____ over $300,000

8.	Estimated net worth:	_____ under $1,000,000
	(may include joint net worth with spouse)	_____ over $1,000,000

The term "net worth" means the excess of total assets over total liabilities. In computing net worth, the principal residence of the investor must be valued at cost, including costs of improvements, or at recently appraised value by an institutional lender making a secured loan.

9.	Total assets if a corporation or other entity:	_____ over $5,000,000

10.	Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition? Yes No If yes, please provide details:

11.	I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations:
Yes ☐ No ☐

12.	I understand the full nature and risk of an investment in the Shares, and I can afford the complete loss of my entire investment. Yes ☐ No ☐

13.	I am able to bear the economic risk of an investment in the Shares for an indefinite period of time and understand that an investment in the Shares is not liquid. Yes ☐ No ☐

14.
I further understand that should I exercise my right to acquire the Shares, I will be required to agree not to dispose of the Shares except in compliance with Rule 144 under the Act or any other conditions contained in the accompanying Subscription Agreement.

Yes ☐ No ☐

15.	Have you participated in other private placements of securities? Yes ☐ No ☐

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

(i)
The answers to the above questions are complete and correct and may be relied upon by the Company whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

(ii)	I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

(iii)
I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment; I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this ________________ day of ________________, 2007, and declare that it is truthful and correct to the best of my knowledge.

Signature of Prospective Investor

Signature of Prospective Investor

Print Name of Corporation, Partnership or other Institutional Investor

By:
Signature of Corporation, Partnership or other Institutional Investor